Dear Shareholder:

The   Prospectus   for  the   Established   Value  Fund   presents
information about Class A Shares;  however, the Class A Shares for this  Fund  are  not  yet  available.  Please  keep a copy of this supplement with your Prospectus.
-------------------------------------------------------------------------------

                             The Victory Portfolios

                             Established Value Fund

                        Supplement dated January 31, 2000
                    To the Prospectus Dated January 18, 2000


The Prospectus of the Established Value Fund is supplemented as follows:

The Prospectus provides information about Class A Shares on the cover, pages 3, 8, 9, 10, and 14 and in various other places throughout the document. Class A Shares of the Established Value Fund are not yet available for sale. These shares are expected to be introduced sometime in the next few months. Since they are not available at the present time, all references to Class A Shares in the Prospectus should be disregarded.


















Please insert this Supplement in the front of your Prospectus. If you wish to obtain more information, please call the Fund at 800-539-FUND.

                                   VF-EVF-SUP

                                                                January 18, 2000

                                   [Logo Key]
                                 Victory Funds

                                   PROSPECTUS

Established
Value Fund
Class A and G Shares


As with all mutual funds, the                                  Call Victory at:
Securities and Exchange Commission                                 800-539-FUND
has not approved or disapproved the                              (800-539-3863)
Fund's securities or determined         or visit the Victory Funds' website at:
whether this Prospectus is accurate                        www.victoryfunds.com
or complete. Any representation to
the contrary is a criminal offense.

                                                          THE VICTORY PORTFOLIOS

                                TABLE OF CONTENTS

RISK/RETURN SUMMARY OF THE FUND                              2
An analysis which includes the investment objective, principal strategies, principal risks, performance, and expenses.

INVESTMENTS                                                  4

RISK FACTORS                                                 4

SHARE PRICE                                                  5

DIVIDENDS, DISTRIBUTIONS, AND TAXES                          5

INVESTING WITH VICTORY
       - Choosing a Share Class                              8
       - How to Buy Shares                                  11
       - How to Exchange Shares                             14
       - How to Sell Shares                                 15

ORGANIZATION AND MANAGEMENT OF THE FUND                     17

ADDITIONAL INFORMATION                                      19

FINANCIAL HIGHLIGHTS                                        20

KEY TO FUND INFORMATION

[LOGO]    OBJECTIVE AND STRATEGIES
          The goals and the strategies that the Fund plans to use to pursue its investment objective.

[LOGO]    RISK FACTORS
          The risks you may assume as an investor in the Fund.

[LOGO]    PERFORMANCE
          A summary of the historical performance of the Fund in comparison to an unmanaged index.

[LOGO]    EXPENSES
          The costs you will pay, directly or indirectly, as an investor in the Fund, including sales charges and ongoing expenses.

SHARES OF THE FUND ARE:
 - NOT INSURED BY THE FDIC;
 - NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY KEYBANK, ANY OF ITS AFFILIATES, OR ANY OTHER BANK;
 - SUBJECT TO POSSIBLE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE AMOUNT INVESTED.

ESTABLISHED VALUE FUND                                      RISK/RETURN SUMMARY

[LOGO]     INVESTMENT OBJECTIVE

The investment objective of the Fund is long-term capital growth by investing primarily in common stocks.


[LOGO]     PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by investing primarily in equity securities of companies with market capitalization of $1 billion or more. The companies are usually selected from those in the Standard & Poor's Composite Stock Price Index (S&P 500).

     In making investment decisions, Key Asset Management Inc., the Fund's investment adviser (KAM or the Adviser), looks for companies whose stock is trading at prices below what the Adviser believes represent their true value. When selecting investments for the Fund's portfolio, the Adviser looks for the following characteristics, among others: consistent earnings growth; stable earnings growth combined with dividend yield, rising earnings prospects; price-to-book ratios and price-to-earnings ratios that are generally lower than those prevalent in the market; and the rate at which a stock's price is rising. The Adviser uses a computer model that examines the characteristics described above, among others, to assist in selecting securities that appear favorably priced.

     Under normal market conditions, the Fund:

   - Will invest at least 80% of its total assets in equity securities of companies with market capitalization of $1 billion or more.


[LOGO]     PRINCIPAL RISKS

You may lose money by investing in the Fund. The Fund is subject to the following principal risks, more fully described in "Risk Factors." The Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

   - The market value of securities acquired by the Fund declines.

   - Value stocks decline in price faster than growth stocks.

   - The portfolio manager does not execute the Fund's principal investment strategies effectively.

   - A company's earnings do not increase as expected.

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest In the Fund:

   - Investors who want a diversified portfolio of equity securities.

   - Investors willing to accept the risk of price and dividend fluctuations.

   - Investors willing to accept higher short-term risk along with higher potential long-term returns.

   - Long-term investors with a particular goal, like saving for retirement or a child's education.

   - Investors who want potential growth over time.

ESTABLISHED VALUE FUND                                       RISK/RETURN SUMMARY

[LOGO]     INVESTMENT PERFORMANCE

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends and distributions.

     The bar chart shows returns for Class G Shares of the Fund. The bar chart does not reflect any sales charges that you may be required to pay when you buy or sell your shares. If sales charges were reflected, returns would be lower than those shown.

Bar Graph

1990      -8.11%
1991      22.23%
1992      10.20%
1993      20.78%
1994       0.32%
1995      26.44%
1996      19.32%
1997      22.65%
1998       6.12%
1999      17.07%


PAST PERFORMANCE DOES NOT INDICATE FUTURE RESULTS.

During the period shown in the bar chart, the highest return for a quarter was 14.10% (quarter ending June 30, 1999) and the lowest return for a quarter was -13.22% (quarter ending September 30, 1998).


     The table shows how the average annual total returns for Class G Shares of the Fund for one year, five years and ten years compared to those of a broad-based market index.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED           PAST      PAST       PAST
DECEMBER 31,1999)              ONE YEAR   5 YEARS   10 YEARS

Class G Shares(1)               17.07%    18.12%     13.18%
------------------------------------------------------------
S&S&P 500 Index(2)              19.53%    26.15%     15.30%

(1)The Fund did not offer Class A Shares as of December 31, 1999.
(2)The S&P 500 Index of large capitalization companies is a widely recognized, unmanaged index of common stock prices.


[LOGO]   FUND EXPENSES

This section describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES
(PAID DIRECTLY FROM YOUR INVESTMENT)(1)              CLASS A      CLASS G

Maximum Sales Charge
Imposed on Purchases                                   5.75%       NONE
(as a percentage of offering price)
-----------------------------------------------------------------------------
Maximum Deferred
Sales Charge (as a percentage of                       NONE(2)     NONE
the lower of purchase or sale price)
-----------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Reinvested Dividends                                NONE        NONE
-----------------------------------------------------------------------------
Redemption Fees                                        NONE        NONE
-----------------------------------------------------------------------------
Exchange Fees                                          NONE        NONE
-----------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(DEDUCTED FROM FUND ASSETS)

Management Fees                                        0.51%       0.51%
-----------------------------------------------------------------------------
Distribution (12b-1) Fees                              0.00%       0.50%
-----------------------------------------------------------------------------
Other Expenses (includes a shareholder
servicing fee of 0.25% applicable to Class A Shares)   0.54%       0.26%
-----------------------------------------------------------------------------
Total Fund Operating Expenses                          1.05%       1.27%
-----------------------------------------------------------------------------
Fee Waiver/Reimbursement                              (0.17)%     (0.17)%
-----------------------------------------------------------------------------
Net Expenses                                           0.88%(3)    1.10%(4)

(1)You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.
(2)Except for non-IRA tax deferred retirement accounts, there is no initial sales charge on purchases of $1 million or more for Class A Shares. However, if you sell any of such Class A Shares within one year, you will be charged a contingent deferred sales charge (CDSC) of 1.00%. If you sell any of such Class A Shares within two years, you will be charged a CDSC of 0.50%.
(3)Estimated Class A expenses are based on historical expenses of Class G Shares of the Fund for the fiscal year ended October 31, 1999. KAM has agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of Class A Shares of the Fund at a maximum of 0.88% until at least February 28, 2001.
(4)KAM has agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of Class G Shares of the Fund at a maximum of 1.10% until at least April 1, 2001.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.(1) Although your actual costs may be higher or lower, based on these assumptions your costs would be:

            1 YEAR    3 YEARS     5 YEARS     10 YEARS
Class A      $660      $874       $1,107       $1,778
------------------------------------------------------
Class G      $112      $386       $  681       $1,521

(1)This Example assumes that net annual operating expenses for Class A of the Fund will equal 0.88% until February 28, 2001 and will equal 1.05% thereafter and that net annual operating expenses for Class G of the Fund will equal 1.10% until April 1, 2001 and will equal 1.27% thereafter.

[LOGO]

BY MATCHING YOUR INVESTMENT OBJECTIVE WITH AN ACCEPTABLE LEVEL OF RISK, YOU CAN CREATE YOUR OWN CUSTOMIZED INVESTMENT PLAN.

INVESTMENTS

Under normal market conditions, the Fund purchases equity securities, including common stock, preferred stock and securities that are convertible or exchangeable into common stock of U.S. corporations.

     For cash management or for temporary defensive purposes in response to market conditions, the Fund may hold all or a portion of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause the Fund to fail to meet its investment objective.

     For a more complete description of the types of securities in which the Fund can invest, see the Statement of Additional Information (SAI).


An investment in the Fund is not a complete investment program.

[LOGO]     RISK FACTORS

This Prospectus describes the principal risks that you may assume as an investor in the Fund.

     The Fund is subject to the principal risks described below.

General risks:

- MARKET RISK is the risk that the market value of a security may fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth more or less than the price the Fund originally paid for the security, or more or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market and is common to all investments.

- MANAGER RISK is the risk that the Fund's portfolio manager may implement the Fund's investment strategy in a way that does not produce the intended result.

Risks associated with investing in equity securities:

- EQUITY RISK is the risk that the value of the security will fluctuate in response to changes in earnings or other conditions affecting the issuer's profitability. Unlike debt securities, which have preference to a company's assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations. For example, in the event of bankruptcy, holders of debt securities have priority over holders of equity securities to a company's assets.

IT IS IMPORTANT TO KEEP IN MIND ONE BASIC PRINCIPLE OF INVESTING: THE GREATER THE RISK, THE GREATER THE POTENTIAL REWARD. THE REVERSE IS ALSO GENERALLY TRUE:
THE LOWER THE RISK, THE LOWER THE POTENTIAL REWARD.

                                                                 [LOGO]

SHARE PRICE

The Fund calculates its share price, called its "net asset value" (NAV), each business day at 4:00 p.m. Eastern Time or at the close of trading on the New York Stock Exchange, Inc. (NYSE), whichever time is earlier. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order. A business day is a day on which the NYSE is open.

     The Fund values its investments based on market value. When market quotations are not readily available, the Fund values its investments based on fair value methods approved by the Board of Trustees of the Victory Portfolios. Each Class of the Fund calculates its NAV by adding up the total value of its investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Class.

          Total Assets-Liabilities
   NAV = ----------------------------
         Number of Shares Outstanding

     You can find the Fund's net asset value each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until the Fund reaches a specific number of shareholders or level of assets.

The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own gives you the value of your investment.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

As a shareholder, you are entitled to your share of net income and capital gains on the Fund's investments. The Fund passes its earnings along to investors in the form of dividends. Dividend distributions are the net income earned on investments after expenses. The Fund will distribute short-term gains, as necessary, and if the Fund makes a long-term capital gain distribution, it is normally paid once a year. As with any investment, you should consider the tax consequences of an investment in the Fund.

Ordinarily, the Fund declares and pays dividends quarterly. Each class of shares declares and pays dividends separately.

[LOGO]


BUYING A DIVIDEND. YOU SHOULD CHECK THE FUND'S DISTRIBUTION SCHEDULE BEFORE YOU INVEST. IF YOU BUY SHARES OF THE FUND SHORTLY BEFORE IT MAKES A DISTRIBUTION, SOME OF YOUR INVESTMENT MAY COME BACK TO YOU AS A TAXABLE DISTRIBUTION.


DIVIDENDS, DISTRIBUTIONS, AND TAXES (CONTINUED)

Distributions can be received in one of the following ways.

REINVESTMENT OPTION
You can have distributions automatically reinvested in additional shares of the Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

CASH OPTION
A check will be mailed to you no later than seven days after the dividend pay date.

INCOME EARNED OPTION
You can automatically reinvest your dividends in additional shares of the Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

DIRECTED DIVIDENDS OPTION
In most cases, you can automatically reinvest distributions in shares of another fund of The Victory Portfolios. If you reinvest your distributions in a different class of another fund, you may pay a sales charge on the reinvested distributions.

DIRECTED BANK ACCOUNT OPTION
In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the Transfer Agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

                                                              [LOGO]

- IMPORTANT INFORMATION ABOUT TAXES
The Fund pays no federal income tax on the earnings and capital gains it distributes to shareholders.

- Ordinary dividends from the Fund are taxable as ordinary income; dividends from the Fund's long-term capital gains are taxable as capital gain.

- Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. They also may be subject to state and local taxes.

- Dividends from the Fund that are attributable to interest on certain U.S. government obligations may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to these U.S. government obligations will be provided on the tax statements you receive from the Fund.

- An exchange of the Fund's shares for shares of another fund will be treated as a sale. When you sell or exchange shares of the Fund, you must recognize any gain or loss.

- Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

- Tax statements will be mailed from the Fund every January showing the amounts and tax status of distributions made to you.

- Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

- You should review the more detailed discussion of federal income tax considerations in the SAI.


THE TAX INFORMATION IN THIS PROSPECTUS IS PROVIDED AS GENERAL INFORMATION. YOU SHOULD CONSULT YOUR OWN TAX ADVISER ABOUT THE TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.

[LOGO]


INVESTING WITH VICTORY

        If you are looking for a convenient way to open an account or to add money to an existing account, Victory can help. The sections that follow will serve as a guide to your investments with Victory. "Choosing a Share Class" will help you decide whether it would be more to your advantage to buy Class A or Class G Shares of the Fund. The following sections will describe how to open an account, how to access information on your account, and how to buy, exchange, and sell shares of the Fund. We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND.
                        They will be happy to assist you.

All you need to do to get started is to fill out an application.

CHOOSING A SHARE CLASS

The Fund offers Class A and Class G Shares.

     Each class has its own cost structure, allowing you to choose the one that best meets your requirements. Your Investment Professional also can help you decide. An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information.

             CLASS A                                    CLASS G

- Front-end sales charge, as                - No front-end sales charge. All
  described on the next page. There           your money goes to work for you
  are several ways to reduce this             right away.
  charge.
                                            - Higher annual expenses than Class
- Lower annual expenses than Class G          A Shares.
  Shares.
                                            - Class G Shares are sold only by
                                              certain broker-dealers.



For historical expense information on Class G shares, see the financial highlights at the end of this Prospectus.

                                                                 [LOGO]

- CALCULATION OF SALES CHARGES -- CLASS A


Class A Shares are sold at their public offering price, which is the NAV plus the applicable initial sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are as follows:

                                     SALES CHARGE            SALES CHARGE
                                      AS A % OF                AS A % OF
  YOUR INVESTMENT IN THE FUND       OFFERING PRICE          YOUR INVESTMENT
------------------------------------------------------------------------------
Up to $49,999                           5.75%                    6.10%
------------------------------------------------------------------------------
$50,000 up to $99,999                   4.50%                    4.71%
------------------------------------------------------------------------------
$100,000 up to $249,999                 3.50%                    3.63%
------------------------------------------------------------------------------
$250,000 up to $499,999                 2.50%                    2.56%
------------------------------------------------------------------------------
$500,000 up to $999,999                 2.00%                    2.04%
------------------------------------------------------------------------------
$1,000,000 and above(*)                 0.00%                    0.00%

*Except as indicated in the last sentence of this note, there is no initial sales charge on purchases of $1 million or more. However, a contingent deferred sales charge (CDSC) of up to 1.00% of the purchase price will be charged to the shareholder if any such shares are redeemed in the first year after purchase, or at 0.50% within two years of the purchase. This charge will be based on either the cost of the shares or net asset value at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions. The initial sales charge exemption on investments of $1 million or more does not apply to tax deferred retirement accounts (except IRA accounts); the sales charge on investments by such tax deferred retirement accounts of $1 million or more is the same as for investments between $500,000 and $999,999.

- SALES CHARGE REDUCTIONS AND WAIVERS FOR CLASS A SHARES


You may qualify for reduced sales charges in the following cases:

1. A Letter of Intent lets you buy Class A Shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been pur-chased at one time. You must start with a minimum initial investment of 5% of the total amount.

2. Rights of Accumulation allow you to add the value of any Class A Shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge at the time of purchase.

3. You can combine Class A Shares of multiple Victory Funds, (excluding funds sold without a sales charge) for purposes of calculating the sales charge. The combination privilege also allows you to combine the total investments from the accounts of household members of your immediate family (spouse and children under 21) for a reduced sales charge at the time of purchase.

4. Waivers for certain investors:

   a. Current and retired Fund Trustees, directors, trustees, employees, and family members of employees of KeyCorp or "Affiliated Providers,"(*) and dealers who have an agreement with the Distributor and any trade organization to which the Adviser or the Administrator belong.

   b. Investors who purchase shares for trust or other advisory accounts estab-lished with KeyCorp or its affiliates.

THERE ARE SEVERAL WAYS YOU CAN COMBINE MULTIPLE PURCHASES IN THE VICTORY FUNDS AND TAKE ADVANTAGE OF REDUCED SALES CHARGES.


(*)Affiliated Providers are affiliates and subsidiaries of KeyCorp, and any organization that provides services to the Victory Group.

[LOGO]

c. Investors who reinvest the proceeds from a liquidation distribution of Class A Shares held in a deferred compensation plan, agency, trust, or custody account that was maintained by KeyBank N.A. and its affiliates, the Victory Group, or invested in a fund of the Victory Group.

d. Investment Professionals who purchase Fund shares for fee-based investment products or accounts, and selling brokers and their sales representatives.

e. Purchases of shares in connection with financial institution sponsored bundled omnibus retirement programs sponsored by financial institutions that have entered into agreements with the Fund's Distributor in connection with the operational requirements of such programs.

f. Participants in tax-deferred retirement plans who purchased shares pursuant to waiver provisions in effect prior to December 15, 1999.

- SHAREHOLDER SERVICING PLAN


The Fund has adopted a Shareholder Servicing Plan for its Class A Shares. The shareholder servicing agent performs a number of services for its customers who are shareholders of the Fund. It establishes and maintains accounts and records, processes dividend payments, arranges for bank wires, assists in transactions, and changes account information. For these services the Fund pays a fee at an annual rate of up to 0.25% of the average daily net assets of Class A shares serviced by the agent. The Fund may enter into agreements with various shareholder servicing agents, including KeyBank National Association and its affiliates, other financial institutions, and securities brokers. The Fund may pay a servicing fee to broker-dealers and others who sponsor "no transaction fee" or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically.

                                                                 [LOGO]

- DISTRIBUTION PLAN


In accordance with Rule 12b-1 under the Investment Company Act of 1940, Victory has adopted a Distribution and Service Plan for Class A Shares of the Fund, but the Fund does not pay expenses under this plan. See the SAI for more details regarding this plan.

     Victory also has adopted a Rule 12b-1 Distribution and Service Plan for Class G Shares of the Fund, under which these shares will pay to the Distributor a monthly service fee at an annual rate of 0.25% of the average daily net assets of the Fund. The service fee is paid to securities broker-dealers or other financial intermediaries for providing personal services to shareholders of the Fund, including responding to inquiries, providing information to shareholders about their fund accounts, establishing and maintaining accounts and records, processing dividend and distribution payments, arranging for bank wires, assisting in transactions, and changing account information. The Fund may enter into agreements with various shareholder servicing agents, including KeyCorp and its affiliates, and with other financial institutions that provide such services.

     Under the Class G Rule 12b-1 Distribution and Service Plan, Class G Shares of the Fund also annually pay the Distributor a monthly distribution fee in an additional amount of up to 0.25% of its average daily net assets. The distribution fee is paid to the Distributor for general distribution services and for selling Class G Shares of the Fund. The Distributor makes payments to agents who provide these services.

     Because Rule 12b-1 fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

HOW TO BUY SHARES

You can buy shares in a number of different ways. All you need to do to get started is to fill out an application. The minimum investment required to open an account is $500 ($100 for IRAs), with additional investments of at least $25. There is no minimum investment required to open an account or for additional investments for SIMPLE IRAs. You can send in your payment by check, wire transfer, exchange from another Victory Fund, or through arrangements with your Investment Professional. Sometimes an Investment Professional will charge you for these services. This fee will be in addition to, and unrelated to, the fees and expenses charged by the Fund.

     If you buy shares directly from the Fund and your investment is received and accepted by 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier), your purchase will be processed the same day using that day's share price.


                           Make your check payable to:


                                       The
                                     Victory
                                      Funds

[LOGO]

Keep the following addresses handy for purchases, exchanges, or redemptions:


[LOGO] BY REGULAR U.S. MAIL

Send completed Account          The Victory Funds                 or The Victory Funds
Applications with your check,   P.O. Box 8527                        c/o Gradison McDonald
bank draft, or money order to:  Boston, MA 02266-8527                580 Walnut Street
                                                                     Cincinnati, OH 45202

[LOGO] BY OVERNIGHT MAIL

Use this address ONLY           The Victory Funds                 or The Victory Funds
for overnight packages.         c/o Boston Financial                 c/o Gradison McDonald
                                Data Services                        580 Walnut Street
                                66 Brooks Drive                      Cincinnati, OH 45202
                                Braintree, MA 02184                  PHONE: 800-539-FUND
                                PHONE: 800-539-FUND

[LOGO] BY WIRE

The Transfer Agent does not     State Street Bank and Trust Co.   or The Victory Funds
charge a wire fee, but your     ABA #011000028                       c/o Gradison McDonald
originating bank may charge a   For Credit to DDA                    800-539-3863
fee. Always call the Transfer   Account #9905-201-1                  Firstar Bank
Agent BEFORE wiring funds and   For Further Credit to Account        ABA #042000013
to obtain a confirmation        (insert account number, name,        For Credit to DDA
number.                         and confirmation number              Account #9307703
                                assigned by the Transfer Agent)      (insert account number
                                                                     and name)


[LOGO] TELEPHONE NUMBER

                                  800-539-FUND
                                or (800-539-3863)

                                                                          [LOGO]

- ACH


After your account is set up, your purchase amount can be transferred by Automated Clearing House (ACH). Only domestic member banks may be used. It takes about 15 days to set up an ACH account. Currently, the Fund does not charge a fee for ACH transfers.


- STATEMENTS AND REPORTS


You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund share activity will be detailed in that account's statement. Share certificates are not issued. Twice a year, you will receive the financial reports of the Fund. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

- SYSTEMATIC INVESTMENT PLAN


To enroll in the Systematic Investment Plan, you should check this box on the Account Application. We will need your bank information and the amount and frequency of your investment. You can select monthly, quarterly, semi-annual, or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement of $500, then we will make automatic withdrawals of the amount you indicate ($25 or more) from your bank account and invest it in shares of the Fund.

- RETIREMENT PLANS


You can use the Fund as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Fund for details regarding an IRA or other retirement plan that works best for your financial situation.

IF YOU WOULD LIKE TO MAKE ADDITIONAL INVESTMENTS AFTER YOUR ACCOUNT IS ESTABLISHED, USE THE INVESTMENT STUB ATTACHED TO YOUR CONFIRMATION STATEMENT AND SEND IT WITH YOUR CHECK TO THE ADDRESS INDICATED.


                               All purchases must
                             be made in U.S. dollars
                            and drawn on U.S. banks.
                          The Transfer Agent may reject
                   any purchase order in its sole discretion.
                    If your check is returned for any reason,
                you will be charged for any resulting fees and/or
                losses. Third party checks will not be accepted.
         You may only buy or exchange into fund shares legally available in your state. If your account falls below $500
           ($100 for IRAs), we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

[LOGO]

HOW TO EXCHANGE SHARES

You can sell shares of one fund of the Victory Portfolios to buy shares of the same class of any other. This is considered an exchange.

YOU CAN OBTAIN A LIST OF FUNDS AVAILABLE FOR EXCHANGE BY CALLING 800-539-FUND.

You can exchange shares of the Fund by writing the Transfer Agent or calling 800-539-FUND. When you exchange shares of the Fund, you should keep the following in mind:

- Shares of the Fund selected for exchange must be available for sale in your state of residence.

- The Fund whose shares you want to exchange and the fund whose shares you want to buy must offer the exchange privilege.

- Holders of Class G Shares who acquired their shares as a result of the reorganization of the Gradison Funds into the Victory Funds can exchange into Class A Shares of any Victory Fund that does not offer Class G Shares without paying a sales charge.

- If you acquire Class A Shares of the Fund as a result of an exchange you pay the percentage point difference, if any, between the Fund's sales charge and any sales charge that you previously paid in connection with the shares you are exchanging. For example, if you acquire Class A Shares of the Fund as a result of an exchange from another fund of the Victory Group that has a 2.00% sales charge, you would pay the 3.75% difference in sales charge.

- On certain business days, such as Veterans Day and Columbus Day, the Federal Reserve Bank of Cleveland is closed. On those days, exchanges to or from a money market fund will be processed on the exchange date, with the corresponding purchase or sale of the money market fund shares being effected on the next business day.

- You must meet the minimum purchase requirements for the fund you purchase by exchange.

- The registration and tax identification numbers of the two accounts must be identical.

- You must hold the shares you buy when you establish your account for at least seven days before you can exchange them; after the account is open seven days, you can exchange shares on any business day.

- The Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. The Fund may terminate or modify the exchange privilege at any time on 30 days' notice to shareholders.

- Before exchanging, read the prospectus of the fund you wish to purchase by exchange. An exchange of Fund shares constitutes a sale for tax purposes.

                                                                          [LOGO]

HOW TO SELL SHARES

If your request is received in good order by 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier), your redemption will be processed the same day.

[LOGO] BY TELEPHONE

The easiest way to sell shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the Fund box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

     - Mail a check to the address of record;

     - Wire funds to a domestic financial institution;

     - Mail a check to a previously designated alternate address; or

     - Electronically transfer your redemption via the Automated Clearing House
       (ACH).

     The Transfer Agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the Transfer Agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither Victory, its servicing agents, the Adviser, nor the agency, Transfer Agent will be responsible for any losses. If the Transfer Agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

     If there is an unusual amount of market activity and you cannot reach the Transfer Agent or your Investment Professional by telephone, consider placing your order by mail.

THERE ARE A NUMBER OF CONVENIENT WAYS TO SELL YOUR SHARES. YOU CAN USE THE SAME MAILING ADDRESSES LISTED FOR PURCHASES.

[LOGO] BY MAIL

Use the Regular U.S. Mail or Overnight Mail Address to redeem shares. Send us a letter of instruction indicating your account number, amount of redemption, and where to send the proceeds. A signature guarantee is required for the following redemption requests:

     - Redemptions over $10,000;

     - Your account registration has changed within the last 15 days;

     - The check is not being mailed to the address on your account;

     - The check is not being made payable to the owner of the account;

     - The redemption proceeds are being transferred to another Victory Group account with a different registration; or

     - The check or wire is being sent to a different bank account.


     You can get a signature guarantee from a financial institution such as a bank, broker-dealer, credit union, clearing or savings association.


[LOGO] BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call by 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier), your funds will be wired on the next business day.

[LOGO] BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier). It will be transferred by ACH as long as the transfer is to a domestic bank.

[LOGO]

- SYSTEMATIC WITHDRAWAL PLAN


If you check this box on the Account Application, we will send monthly, quar-terly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more. If the payment is to be sent to a bank account of yours, we will need a voided personal check to activate this feature. If the payment is to be made to an address different from your account address, we will need a signature guaranteed letter of instruction. You should be aware that your account eventually may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below $500, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

- ADDITIONAL INFORMATION ABOUT REDEMPTIONS


- Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared, which may take up to 15 days.

- The Fund may suspend your right to redeem your shares in the following circumstances:

   - During non-routine closings of the NYSE;

   - When the Securities and Exchange Commission (SEC) determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or

   - When the SEC orders a suspension to protect the Fund's shareholders.

- The Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1% of its net assets. The Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash.

                                                                          [LOGO]

ORGANIZATION AND MANAGEMENT OF THE FUND

- ABOUT VICTORY


The Fund is a member of the Victory Portfolios, a group of over 30 distinct investment portfolios. The Board of Trustees of Victory has the overall responsibility for the management of the Fund.


- THE INVESTMENT ADVISER AND SUB-ADMINISTRATOR


The Fund has an Advisory Agreement which is one of its most important con-tracts. Key Asset Management Inc. (KAM), a New York corporation registered as an investment adviser with the SEC, is the Adviser to the Fund. KAM, a subsidiary of KeyCorp, oversees the operations of the Fund according to investment policies and procedures adopted by the Board of Trustees. Affiliates of the Adviser manage approximately $77 billion for individual and institutional clients. KAM's address is 127 Public Square, Cleveland, Ohio 44114.

     For the fiscal year ended October 31, 1999, KAM was paid an advisory fee at an annual rate of 0.51% of the Fund's average daily net assets.

     Under a Sub-Administration Agreement, BISYS Fund Services Ohio, Inc. pays KAM a fee at the annual rate of up to 0.05% of the Fund's average daily net assets to perform some of the administrative duties for the Fund.

- PORTFOLIO MANAGEMENT


     William J. Leugers, Jr., Daniel R. Shick and Gary H. Miller have been the co-portfolio managers of the Fund and its predecessor, the Gradison Established Value Fund since 1984, 1993 and 1998, respectively, and together are primarily responsible for the day-to-day management of the Fund's portfolio. Messrs. Leugers and Shick are Portfolio Managers and Managing Directors of Gradison McDonald. Mr. Miller has been a Vice President and Portfolio Manager of Gradison McDonald since 1998; prior to which he was a Portfolio Trader with Gradison McDonald since 1993. Messrs. Leugers, Shick and Miller are also co-portfolio managers of the Victory Small Company Opportunity Fund.

WE WANT YOU TO KNOW WHO PLAYS WHAT ROLE IN YOUR INVESTMENT AND HOW THEY ARE RELATED. THIS SECTION DISCUSSES THE ORGANIZATIONS EMPLOYED BY THE FUND TO PROVIDE SERVICES TO ITS SHAREHOLDERS. EACH OF THESE ORGANIZATIONS IS PAID A FEE FOR ITS SERVICES.

[LOGO]

The Fund is supervised by the Board of Trustees which monitors the services provided to investors


              ORGANIZATION AND MANAGEMENT OF THE FUND (CONTINUED)

                        OPERATIONAL STRUCTURE OF THE FUND

                                    Trustees                        Adviser

                                  Shareholders

                          FINANCIAL SERVICES FIRMS AND
                         THEIR INVESTMENT PROFESSIONALS
                         Advise current and prospective
                     shareholders on their Fund investments.


                         TRANSFER AGENT/SERVICING AGENT
                       State Street Bank and Trust Company
                               225 Franklin Street
                                Boston, MA 02110

                         Boston Financial Data Services
                               Two Heritage Drive
                                Quincy, MA 02171

                    Handles services such as record-keeping,
                     statements, processing of buy and sell
                      requests, distribution of dividends,
                     and servicing of shareholder accounts.

   ADMINISTRATOR, DISTRIBUTOR,                        CUSTODIAN
      AND FUND ACCOUNTANT                   Key Trust Company of Ohio, N.A.
      BISYS Fund Services                        127 Public Square
       and its affiliates                        Cleveland, OH 44114
      3435 Stelzer Road
     Columbus, OH 43219                     Provides for safekeeping of the
                                            Fund's investments and cash, and
Markets the Fund, distributes shares        settles trades made by the Fund.
 through Investment Professionals,
and calculates the value of shares.
  As Administrator, handles the
day-to-day activities of the Fund.

       SUB-ADMINISTRATOR
   Key Asset Management Inc.
       127 Public Square
      Cleveland, OH 44114

       Performs certain
 sub-administrative services.

                                                                          [LOGO]

ADDITIONAL INFORMATION

- SHARE CLASSES


The Fund currently offers only the classes of shares described in this Prospectus. At some future date, the Fund may offer additional classes of shares.

[LOGO] PERFORMANCE

The Victory Funds may advertise the performance of the Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations. Advertising information will include the average annual total return of the Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations, such as Lipper, Inc., and industry publications such as Morningstar Inc., Business Week, or Forbes. You also should see "Investment Performance."

- SHAREHOLDER COMMUNICATIONS


In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Fund will send only one copy of any financial reports, prospectuses and their supplements.

SOME ADDITIONAL INFORMATION YOU SHOULD KNOW ABOUT THE FUND.

If you would like to receive additional copies of any materials, please call the Fund at 800-539-FUND.

[LOGO]

FINANCIAL HIGHLIGHTS                                      ESTABLISHED VALUE FUND

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

     These financial highlights reflect historical information about Class G Shares of the Fund. The financial highlights for the period from April 1, 1999 to October 31, 1999 were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND. The financial highlights for the four fiscal years and one period ended March 31, 1999 were audited by Arthur Andersen LLP.



                                                                                    CLASS G SHARES

                                             APR. 1, 1999      YEAR         YEAR         YEAR        YEAR        11 MONTHS
                                                  TO           ENDED        ENDED        ENDED       ENDED         ENDED
                                               OCT. 31,       MAR. 31,     MAR. 31,     MAR. 31,    MAR. 31,      MAR. 31,
                                               1999(a)          1999         1998         1997        1996         1995

NET ASSET VALUE, BEGINNING OF PERIOD         $   31.34       $   33.94    $   28.83    $   27.57   $   23.38    $   22.52
----------------------------------------------------------------------------------------------------------------------------
Investment Activities
  Net investment income (loss)                    0.02            0.29         0.46         0.44        0.44         0.38
  Net realized and unrealized gains
    (losses) from investments                     2.98           (0.71)        7.70         3.62        5.19         1.52
----------------------------------------------------------------------------------------------------------------------------
       Total from Investment Activities           3.00           (0.42)        8.16         4.06        5.63         1.90
----------------------------------------------------------------------------------------------------------------------------
Distributions
  Net investment income                          (0.03)          (0.30)       (0.48)       (0.45)      (0.43)       (0.37)
  Net realized gains                                --           (1.88)       (2.57)       (2.35)      (1.01)       (0.66)
----------------------------------------------------------------------------------------------------------------------------
       Total Distributions                       (0.03)          (2.18)       (3.05)       (2.80)      (1.44)       (1.03)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $   34.31       $   31.34    $   33.94    $   28.83   $   27.57    $   23.39
----------------------------------------------------------------------------------------------------------------------------
Total Return                                      9.59%(b)       (1.01)%      29.67%       15.14%      24.84%        8.85%(b)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000)              $ 469,288       $ 478,984    $ 567,255    $ 429,726   $ 366,417    $ 277,370
Ratio of expenses to average net assets (d)       1.10%(c)        1.09%        1.10%        1.12%       1.15%        1.20%(c)
Ratio of net investment income
  to average net assets (d)                       0.03%(c)        0.92%        1.44%        1.57%       1.70%        1.87%(c)
Ratio of expenses to average net assets(*)        1.27%(c)         (e)          (e)          (e)         (e)          (e)
Ratio of net investment income
  to average net assets(*)                       (0.14)%(c)        (e)          (e)          (e)         (e)          (e)
Portfolio turnover                                  11%             37%          20%          31%         18%          24%



(*) During the period, certain fees were voluntarily reduced and/or reimbursed.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) Effective April 1, 1999, the Gradison Established Value Fund became the Victory Established Value Fund. Financial highlights prior to April 1,1999 represent the Gradison Established Value Fund.
(b) Not annualized.
(c) Annualized.
(d) On April 1, 1999, the Adviser agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of the Class G shares of the Fund at a maximum of 1.10% until at least April 1, 2001.
(e) There were no fee reductions during the period.

                                                              ----------------
The Victory Funds                                                 Bulk Rate
127 Public Square                                               U.S. Postage
OH-01-27-1612                                                       PAID
Cleveland, Ohio 44114                                          Cleveland, OH
                                                               Permit No. 469
                                                              ----------------

     IF YOU WOULD LIKE A FREE COPY OF ANY OF THE FOLLOWING DOCUMENTS OR WOULD LIKE TO REQUEST OTHER INFORMATION REGARDING THE FUND, YOU CAN CALL OR WRITE THE FUND OR YOUR INVESTMENT PROFESSIONAL.

     STATEMENT OF ADDITIONAL INFORMATION (SAI)
Contains more details describing the Fund and its policies. The SAI has been filed with the Securities and Exchange Commission (SEC), and is incorporated by reference in this Prospectus.

     ANNUAL AND SEMI-ANNUAL REPORTS
Describes the Fund's performance, lists portfolio holdings, and discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

THE SECURITIES DESCRIBED IN THIS PROSPECTUS AND THE SAI ARE NOT OFFERED IN ANY STATE IN WHICH THEY MAY NOT LAWFULLY BE SOLD. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE SAI.


     HOW TO OBTAIN INFORMATION

BY TELEPHONE: Call Victory Funds at 800-539-FUND (800-539-3863). You also may obtain copies of materials from the SEC's Public Reference Room in Washington, D.C. (Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.)

By mail:  The Victory Funds
          P. O. Box 8527
          Boston, MA 02266-8527

Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20459-0102.

ON THE INTERNET: Text only versions of Fund documents can be viewed on-line or downloaded from the SEC at HTTP://WWW.SEC.GOV or from the Victory Funds' website at HTTP://WWW.VICTORYFUNDS.COM.


                   If you would like to receive copies of the annual and semi-annual reports and/or the
                   SAI at no charge, please call the Fund at
                                  800-539-FUND.
                                 (800-539-3863)


                                   [Logo Key]
                                  VICTORY FUNDS

                  Investment Company Act File Number. 811-4852

                                     [LOGO]

                                 VICTORY FUNDS
                                                                January 31, 2000
                                   PROSPECTUS

GRADISON
GOVERNMENT
RESERVES FUND
CLASS G SHARES

                                                                    800-539-FUND
                                                                  (800-539-3863)

                                         or visit the Victory Funds' website at:
                                                            www.victoryfunds.com

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

RISK/RETURN SUMMARY OF THE FUND                                             2
An analysis which includes the investment objective, principal strategies, principal risks, performance, and expenses.


INVESTMENTS                                                                 4


RISK FACTORS                                                                5


SHARE PRICE                                                                 5


DIVIDENDS, DISTRIBUTIONS, AND TAXES                                         6


INVESTING WITH VICTORY                                                      8
         - How to Buy Shares                                                8
         - How to Exchange Shares                                          11
         - How to Sell Shares                                              12


ORGANIZATION AND MANAGEMENT OF THE FUND                                    13


ADDITIONAL INFORMATION                                                     15


FINANCIAL HIGHLIGHTS                                                       16

                             THE VICTORY PORTFOLIOS

KEY TO FUND INFORMATION

[ICON] OBJECTIVE AND STRATEGIES
The goals and the strategies that the Fund plans to use to pursue its investment objective.

[ICON] RISK FACTORS
The risks you may assume as an investor in the Fund.

[ICON] PERFORMANCE
A summary of the historical performance of the Fund.

[ICON] EXPENSES
The costs you will pay, directly or indirectly, as an investor in the Fund, including ongoing expenses.

SHARES OF THE FUND ARE:

   -  NOT INSURED BY THE FDIC;

   - NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY KEYBANK, ANY OF ITS AFFILIATES, OR ANY OTHER BANK;

   - SUBJECT TO POSSIBLE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE AMOUNT INVESTED.

ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

             GRADISON GOVERNMENT RESERVES FUND RISK/RETURN SUMMARY

[ICON] INVESTMENT OBJECTIVE

The Fund's investment objective is to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

[ICON] PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by investing only in securities issued by the U.S. government, its agencies and/or instrumentalities, including floating and variable rate securities. Securities issued by U.S. government instrumentalities are supported only by the credit of the federal instrumentality. See the "Investments" section for a description of these securities. The Fund intends to invest primarily, and may invest exclusively, in these instruments. The Fund plans, as much as possible, to invest in securities whose interest payments are exempt from state and local taxes.

IMPORTANT CHARACTERISTICS OF THE FUND:

   - QUALITY: The Fund invests only in U.S. government securities, including agencies and instrumentalities of the U.S. government. The Board of Trustees has established policies to ensure that the Fund invests in high quality, liquid instruments.

   - MATURITY: The Fund has a weighted average maturity of 90 days or less. Individual investments may be purchased with remaining maturities ranging from one day to 397 days. Variable and floating rate instruments are considered to be within the maturity range described above, despite having nominal remaining maturities greater than 397 days, because of their reset or floating rate features.

[ICON] PRINCIPAL RISKS

You may lose money by investing in the Fund. The Fund is subject to the following principal risks, more fully described in "Risk Factors." The Fund's yield or the stability of its $1.00 share price may be adversely affected if any of the following occurs:

   - The portfolio manager does not execute the Fund's principal investment strategies effectively.

   - The market value of floating or variable rate securities falls to such an extent that the Fund's share price declines below $1.00.

   - Rapidly rising interest rates cause securities held by the Fund to decline in value and cause the Fund's share price to decline below $1.00.

   -  Interest rates decline, resulting in a lower yield for the Fund.

   An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

WHO MAY WANT TO INVEST IN THE FUND:

   -  Investors seeking relative safety and easy access to investments

   -  Investors with a low risk tolerance

   -  Investors seeking preservation of capital

   -  Investors willing to accept lower potential returns in return for safety

   -  Investors seeking the ability to convert their investment to cash quickly

             GRADISON GOVERNMENT RESERVES FUND RISK/RETURN SUMMARY

[ICON]    INVESTMENT PERFORMANCE

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in its performance for various time periods ending December 31st. The figures shown in the bar chart and table assume reinvestment of dividends.

                                  [BAR GRAPH]

7.61%     5.47%     3.33%     2.51%     3.45%     5.24%     4.75%     4.90%     4.87%     4.51%
1990      1991      1992      1993      1994      1995      1996      1997      1998      1999

PAST PERFORMANCE DOES NOT INDICATE FUTURE RESULTS.

During the period shown in the bar chart, the highest return for a quarter was 1.90% (quarters ending March 31, 1990 and June 30, 1990) and the lowest return for a quarter was 0.60% (quarter ending September 30, 1993).

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED          PAST         PAST          PAST
DECEMBER 31,1999)             ONE YEAR     5 YEARS       10 YEARS

                                4.51%       4.86%         4.66%

The Fund's seven-day yield as of December 31, 1999 was 5.04%. The "seven-day yield" is an annualized figure -- the amount you would earn if you kept your investment in the Fund and the Fund continued to earn the same net interest income throughout the year.

   The Fund's seven-day effective yield as of December 31, 1999, was 5.16%. The "seven-day effective yield" (also an annualized figure) assumes that dividends are reinvested and compounded.

   For the Fund's current seven-day yield and seven-day effective yield, call the Fund at 800-539-FUND (800-539-3863).

[ICON] FUND EXPENSES

This section describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

 SHAREHOLDER TRANSACTION EXPENSES
 (PAID DIRECTLY FROM YOUR INVESTMENT)(1)

 Maximum Sales Charge
 Imposed on Purchases                         NONE
 (as a percentage of offering price)

 Maximum Deferred
 Sales Charge (as a percentage of             NONE
 the lower of purchase or sale price)

 Maximum Sales Charge Imposed
 on Reinvested Dividends                      NONE

 Redemption Fees                              NONE

 Exchange Fees                                NONE

 ANNUAL FUND OPERATING EXPENSES
 (DEDUCTED FROM FUND ASSETS)

 Management Fees                              0.44%

 Distribution (12b-1) Fees                    0.10%

 Other Expenses                               0.23%

 Total Fund Operating Expenses                0.77%

 Fee Waiver/Reimbursement                    (0.05)%

 Net Expenses                                 0.72%(2)

(1)You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.
(2)KAM has contractually agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of Class G Shares of the Fund at a maximum of 0.72% until at least April 1, 2001.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.(1) Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 YEAR  3 YEARS  5 YEARS  10 YEARS
                   $74     $241     $423     $951

(1)This Example assumes that net annual operating expenses for the Fund will equal 0.72% until April 1, 2001 and will equal 0.77% thereafter.

[ICON]

INVESTMENTS

Under normal market conditions, the Fund purchases securities issued by the U.S. government, its agencies and/or instrumentalities.

   For cash management or for temporary defensive purposes in response to market conditions, the Fund may hold all or a portion of its assets in cash. This may reduce the Fund's yield and may cause the Fund to fail to meet its investment objective.

   For a more complete description of the types of securities in which the Fund can invest, see the Statement of Additional Information (SAI).

The Fund may invest in the following types of securities:

      U.S. GOVERNMENT SECURITIES. Notes and bonds issued or guaranteed by the U.S. government, its agencies, or instrumentalities. Some are direct obligations of the U.S. Treasury; others are obligations only of the U.S. agency or instrumentality.

      U.S. GOVERNMENT INSTRUMENTALITIES. Securities issued by U.S. government instrumentalities such as the Student Loan Marketing Association, Federal Farm Credit Bank, Federal Home Loan Bank, Federal Home Loan Mortgage Corporation, and the Federal Agricultural Mortgage Corporation are supported only by the credit of the federal instrumentality. The Fund intends to invest primarily, and may invest exclusively, in these instruments.

      WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. A security that is purchased for delivery at a later time. The market value may change before the delivery date, and the value is included in the net asset value of the Fund.

* VARIABLE & FLOATING RATE SECURITIES. The interest rate offered by a variable rate security adjusts (resets) on particular dates (such as the last day of a month or calendar quarter). The interest rate offered by a floating rate security adjusts whenever a specified interest rate (such as a bank's prime lending rate) changes. Upon adjustment, the market value of a variable or floating rate security can reasonably be expected to equal its amortized cost.

   * Derivative Instruments: Indicates a "derivative instrument," whose value is linked to, or derived from another security, instrument, or index.

[ICON] RISK FACTORS

The Fund is subject to the principal risks described below.

GENERAL RISKS:

- MANAGER RISK is the risk that the Fund's portfolio manager may implement the Fund's investment strategy in a way that does not produce the intended result.

RISKS ASSOCIATED WITH INVESTING IN DEBT SECURITIES:

- INCOME RISK. Declines in the general level of short-term interest rates cause the Fund's income, and thus its total return, to decline.

- ADJUSTABLE RATE SECURITY RISK. The market price of an adjustable rate security may, upon readjustment, fall below its cost.

[ICON]

BY MATCHING YOUR INVESTMENT OBJECTIVE WITH AN ACCEPTABLE LEVEL OF RISK, YOU CAN CREATE YOUR OWN CUSTOMIZED INVESTMENT PLAN.

An investment in the Fund is not a complete investment program.

SHARE PRICE

The Fund calculates its share price, called its "net asset value" (NAV), each business day at 12:00 p.m. Eastern Time. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order. A business day is a day on which the Federal Reserve Bank of Cleveland and the New York Stock Exchange, Inc. ("NYSE") are open. You may not be able to buy or sell shares on Columbus Day and Veterans Day, holidays when the Federal Reserve Bank of Cleveland is closed, but the NYSE and other financial markets are open.

   The Fund seeks to maintain a $1.00 NAV, although there is no guarantee that it will be able to do so. The Fund uses the "Amortized Cost Method" to value securities. You can read about this method in the SAI.

   The Fund's performance can be found once a week in The Wall Street Journal and other newspapers.

IT IS IMPORTANT TO KEEP IN MIND ONE BASIC PRINCIPLE OF INVESTING: THE GREATER THE RISK, THE GREATER THE POTENTIAL REWARD. THE REVERSE IS ALSO GENERALLY TRUE:
THE LOWER THE RISK, THE LOWER THE POTENTIAL REWARD.

                      DIVIDENDS, DISTRIBUTIONS, AND TAXES

As a shareholder, you are entitled to your share of net income and capital gains on the Fund's investments. The Fund passes its earnings along to investors in the form of dividends. Dividend distributions are the net income earned on investments after expenses. Money market funds usually do not realize capital gains; however, the Fund will distribute short-term gains, as necessary, and if the Fund makes a long-term capital gain distribution, it is normally paid once a year. As with any investment, you should consider the tax consequences of an investment in the Fund.

   Ordinarily, the Fund declares dividends daily and pays them monthly.

   Please check with your Investment Professional to find out if these options are available to you. An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information.

Distributions can be received in one of the following ways.

REINVESTMENT OPTION

   You can have distributions automatically reinvested in additional shares of the Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

CASH OPTION

   A check will be mailed to you no later than seven days after the dividend pay date.

DIRECTED DIVIDENDS OPTION

   In most cases, you can automatically reinvest distributions in shares of another fund of The Victory Portfolios. If you reinvest your distributions in a different class of another fund, you may pay a sales charge on the reinvested distributions.

DIRECTED BANK ACCOUNT OPTION

   In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the Fund will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

[ICON]

YOUR CHOICE OF DISTRIBUTION SHOULD BE SET UP ON THE ORIGINAL ACCOUNT APPLICATION. IF YOU WOULD LIKE TO CHANGE THE OPTION YOU SELECTED, PLEASE CALL THE FUND AT 800-539-FUND.

-  IMPORTANT INFORMATION ABOUT TAXES


The Fund pays no federal income tax on the earnings and capital gains it distributes to shareholders.

- Ordinary dividends from the Fund are taxable as ordinary income; dividends from any long-term capital gains would be taxable as capital gain.

- Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. They also may be subject to state and local taxes.

- Dividends from the Fund that are attributable to interest on certain U.S. government obligations may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to these U.S. government obligations will be provided on the tax statements you receive from the Fund.

- An exchange of the Fund's shares for shares of another fund will be treated as a sale. When you sell or exchange shares of the Fund, you must recognize any gain or loss. However, as long as the Fund's NAV per share does not deviate from $1.00, there will be no gain or loss.

- Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

- Tax statements will be mailed from the Fund every January showing the amounts and tax status of distributions made to you.

- Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

- You should review the more detailed discussion of federal income tax considerations in the SAI.

[ICON]

THE TAX INFORMATION IN THIS PROSPECTUS IS PROVIDED AS GENERAL INFORMATION. YOU SHOULD CONSULT YOUR OWN TAX ADVISER ABOUT THE TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.

[ICON]

INVESTING WITH VICTORY

If you are looking for a convenient way to open an account or to add money to an existing account, Victory can help. The sections that follow will serve as a guide to your investments with Victory. The following sections will describe how to open an account, how to access information on your account, and how to buy, exchange, and sell shares of the Fund. We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

All you need to do to get started is to fill out an application.


-  DISTRIBUTION AND SERVICE PLAN


In accordance with Rule 12b-1 under the Investment Company Act of 1940, Victory has adopted a Distribution and Service Plan for Class G Shares of the Fund, under which these shares will pay to the Distributor a monthly distribution fee at an annual rate of 0.10% of the average daily net assets of the Fund. The fee is paid to securities broker dealers or other financial intermediaries for providing personal services to shareholders of the Fund, including responding to inquiries, providing information to shareholders about their fund accounts, establishing and maintaining accounts and records, processing dividend and distribution payments, arranging for bank wires, assisting in transactions, and changing account information. The Fund may enter into agreements with various shareholder servicing agents, including KeyCorp and its affiliates, and with other financial institutions that provide such services.

   Because Rule 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

FOR HISTORICAL EXPENSE INFORMATION ON THE FUND'S CLASS G SHARES, SEE THE FINANCIAL HIGHLIGHTS AT THE END OF THIS PROSPECTUS.

HOW TO BUY SHARES

You can buy shares in a number of different ways. All you need to do to get started is to fill out an application. The minimum investment required to open an account is $500 ($100 for IRAs), with additional investments of at least $25. There is no minimum investment required to open an account or for additional investments in SIMPLE IRAs. You can send in your payment by check, wire transfer, exchange from another Victory Fund, or through arrangements with your Investment Professional. Sometimes an Investment Professional will charge you for these services. This fee will be in addition to, and unrelated to, the fees and expenses charged by the Fund. If you maintain a brokerage account with the Gradison McDonald Division of McDonald Investments Inc. ("Gradison-McDonald") or McDonald Investments Inc., you may buy or sell Fund shares without incurring any additional fees.

   If you buy shares directly from the Fund and your investment is received and accepted by 12:00 p.m. Eastern Time, your purchase will be processed the same day using that day's share price.

                           MAKE YOUR CHECK PAYABLE TO:
                                THE VICTORY FUNDS

WHEN YOU BUY SHARES OF THE FUND, YOUR COST WILL NORMALLY BE $1.00 PER SHARE.

                                                                          [ICON]

Keep the following addresses handy for purchases, exchanges, or redemptions:

[ICON] BY REGULAR U.S. MAIL
Send completed Account            The Victory Funds            or   The Victory Funds
Applications with your check,     c/o Gradison McDonald             P.O.Box 8527
bank draft, or money order to:    580 Walnut Street                 Boston, MA 02266-8527
                                  Cincinnati, OH 45202

[ICON] BY OVERNIGHT MAIL

Use the following address         The Victory Funds            or   The Victory Funds
ONLY for overnight packages.      c/o Gradison McDonald             c/o Boston Financial Data Services
                                  580 Walnut Street                 66 Brooks Drive
                                  Cincinnati, OH 45202              Braintree, MA 02184
                                  PHONE: 800-539-FUND               PHONE: 800-539-FUND

[ICON] BY WIRE

The Transfer Agent may charge a   The Victory Funds            or   The Victory Funds
wire fee of $10 for wires under   c/o Gradison McDonald             State Street Bank and Trust Co.
$50,000, and your originating     Firstar Bank                      ABA #011000028
bank may charge a fee. Always     ABA #042000013                    For Credit to DDA
call 800-539-FUND BEFORE                                            Account #9905-201-1
wiring funds to obtain a          For Credit to DDA                 (insert account number, name,
confirmation number.              Account #9307398                  and confirmation number
                                  (insert account number and        assigned by the Transfer Agent)
                                  name)

[ICON] BY TELEPHONE

                                  Victory Funds Service Center
                                  800-539-FUND
                                  (800-539-3863)

[ICON]

- ACH
After your account is set up, your purchase amount can be transferred by Automated Clearing House (ACH). Only domestic member banks may be used. It takes about 15 days to set up an ACH account. Currently, the Fund does not charge a fee for ACH transfers.

- STATEMENTS AND REPORTS


You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the Fund. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

- AUTOMATIC AND SYSTEMATIC INVESTMENT PLAN


To enroll in the Automatic or Systematic Investment Plan, you should complete a separate Automatic Investment Plan Application. We will need your bank information and the amount and frequency of your investment. You can select monthly, quarterly, semi-annual, or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement of $500 ($100 for IRA accounts), then we will make automatic withdrawals of the amount you indicate ($25 or more) from your bank account and invest it in shares of the Fund.

- RETIREMENT PLANS


You can use the Fund as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Fund for details regarding an IRA or other retirement plan that works best for your financial situation.

IF YOU WOULD LIKE TO MAKE ADDITIONAL INVESTMENTS AFTER YOUR ACCOUNT IS ESTABLISHED, USE THE INVESTMENT STUB ATTACHED TO YOUR CONFIRMATION STATEMENT AND SEND IT WITH YOUR CHECK TO THE ADDRESS INDICATED.

All purchases must be made in U.S. dollars and drawn on U.S. banks. The Transfer Agent may reject any purchase order in its sole discretion. If your check is returned for any reason, you will be charged for any resulting fees and/or losses. Third party checks will not be accepted. You may only buy or exchange into fund shares legally available in your state. If your account falls below $500 ($100 for IRA's), we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

HOW TO EXCHANGE SHARES

You can sell shares of one fund of the Victory Portfolios to buy shares of another. This is considered an exchange. You may exchange shares of one Victory fund for shares of the same class of any other.

[ICON]

YOU CAN OBTAIN A LIST OF FUNDS AVAILABLE FOR EXCHANGE BY CALLING 800-539-FUND.

You can exchange shares of the Fund by writing the Transfer Agent or calling 800-539-FUND. When you exchange shares of the Fund, you should keep the following in mind:

- Shares of the fund selected for exchange must be available for sale in your state of residence.

- The fund whose shares you want to exchange and the fund whose shares you want to buy must offer the exchange privilege.

- If you own Class G Shares of the Fund, you can exchange them for Class G Shares, Select shares, or any single class money market fund shares of a Victory Fund and not pay a sales charge. Holders of Class G Shares who acquired their shares as a result of the reorganization of the Gradison Funds into the Victory Funds can exchange into Class A Shares of any Victory Fund that does not offer Class G Shares without paying a sales charge.

- If you acquire Class A Shares of a fund as a result of an exchange, you pay the percentage point difference, if any, between the sales charge of the fund acquired and the sales charge you previously paid in connection with the shares you are exchanging.

- On certain business days, such as Veterans Day and Columbus Day, the Federal Reserve Bank of Cleveland is closed. On those days, exchanges to or from a money market fund will be processed on the exchange date, with the corresponding purchase or sale of the money market fund shares being effected on the next business day.

- You must meet the minimum purchase requirements for the fund you purchase by exchange.

- The registration and tax identification numbers of the two accounts must be identical.

-  Exchange orders will be accepted up to 4:00 p.m. Eastern Time.


- You must hold the shares you buy when you establish your account for at least seven days before you can exchange them; after the account is open seven days, you can exchange shares on any business day.

- The Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. The Fund may terminate or modify the exchange privilege at any time on 30 days' notice to shareholders.

- Before exchanging, read the prospectus of the fund you wish to purchase by exchange. An exchange of Fund shares constitutes a sale for tax purposes.

HOW TO SELL SHARES

If your request is received in good order by 12:00 p.m. Eastern Time, your redemption will be processed the same day.

[ICON]

THERE ARE A NUMBER OF CONVENIENT WAYS TO SELL YOUR SHARES. YOU CAN USE THE SAME MAILING ADDRESSES LISTED FOR PURCHASES.

[ICON] BY TELEPHONE

The easiest way to sell shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

   -  Mail a check to the address of record;

   -  Wire funds to a domestic financial institution;

   -  Mail a check to a previously designated alternate address; or

   -  Electronically transfer your redemption via the Automated Clearing House
      (ACH).

   The Transfer Agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the Transfer Agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither Victory, its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If the Transfer Agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

   If there is an unusual amount of market activity and you cannot reach the Transfer Agent or your Investment Professional by telephone, consider placing your order by mail.

[ICON] BY MAIL

Use the Regular U.S. Mail or Overnight Mail Address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A signature guarantee is required for the following redemption requests:

   -  Redemptions over $10,000;

   -  Your account registration has changed within the last 15 days;

   -  The check is not being mailed to the address on your account;

   -  The check is not being made payable to the owner of the account;

   - The redemption proceeds are being transferred to another Victory Group account with a different registration; or

   -  The check or wire is being sent to a different bank account.

You can get a signature guarantee from a financial institution such as a bank, broker-dealer, credit union, clearing agency, or savings association.

[ICON] BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call by 12:00 p.m. Eastern Time, your funds will be wired on the next business day. There is a $10 wire fee for amounts less than $50,000.

[ICON] BY ACH

Normally, your redemption will be processed on the same day but will be processed on the next day if received after 12:00 p.m. Eastern Time. It will be transferred by ACH as long as the transfer is to a domestic bank.

[ICON] CHECK WRITING

You may withdraw funds by writing a check for $100 or more without paying any fees. Checks also may be written in amounts of less than $100, in which case you will be charged a fee of $0.30 per check, which reimburses the Fund for expenses associated with clearing these checks. Shares continue to earn daily dividends until these checks are presented for payment. In order to activate the check writing option on your account, all owners on the account must sign a signature card. The names of payees of checks and the date checks are cashed appear on monthly transaction statements. You may not close your account by writing a check. Please call the Fund for a complete redemption.

- SYSTEMATIC WITHDRAWAL PLAN


If you check this box on the Account Application, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more. If the payment is to be sent to a bank account of yours, we will need a voided personal check to activate this feature. If the payment is to be made to an address different from your account address, we will need a signature guaranteed letter of instruction. You should be aware that your account eventually may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below $500, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

-  ADDITIONAL INFORMATION ABOUT REDEMPTIONS


- Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared, which may take up to 15 days.

- If you request a complete redemption the Fund will include any dividends accrued with the redemption proceeds.

- The Fund may suspend your right to redeem your shares in the following circumstances:

   -  During non-routine closings of the NYSE;

   - When the Securities and Exchange Commission (SEC) determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or

   -  When the SEC orders a suspension to protect the Fund's shareholders.

- The Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1% of its net assets. The Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash.

[ICON]

WE WANT YOU TO KNOW WHO PLAYS WHAT ROLE IN YOUR INVESTMENT AND HOW THEY ARE RELATED. THIS SECTION DISCUSSES THE ORGANIZATIONS EMPLOYED BY THE FUND TO PROVIDE SERVICES TO ITS SHAREHOLDERS. EACH OF THESE ORGANIZATIONS IS PAID A FEE FOR ITS SERVICES.

ORGANIZATION AND MANAGEMENT OF THE FUND

-  ABOUT VICTORY


The Fund is a member of the Victory Portfolios, a group of over 30 distinct investment portfolios. The Board of Trustees of Victory has the overall responsibility for the management of the Fund.

- THE INVESTMENT ADVISER AND SUB-ADMINISTRATOR


The Fund has an Advisory Agreement which is one of its most important contracts. Key Asset Management Inc. (KAM), a New York corporation registered as an investment adviser with the SEC, is the Adviser to the Fund. KAM, a subsidiary of KeyCorp, oversees the operations of the Fund according to investment policies and procedures adopted by the Board of Trustees. Affiliates of the Adviser manage approximately $77 billion for individual and institutional clients. KAM's address is 127 Public Square, Cleveland, Ohio 44114.

   For the fiscal year ended October 31, 1999, KAM was paid an advisory fee at an annual rate of 0.44% of the Fund's average daily net assets.

   Under a Sub-Administration Agreement, BISYS Fund Services Ohio, Inc. pays KAM a fee at the annual rate of up to 0.05% of the Fund's average daily net assets to perform some of the administrative duties for the Fund.

   Gradison-McDonald, an affiliate of the Adviser, acts as an administrative agent to the Fund and is paid a fee for performing those services.

                   OPERATIONAL STRUCTURE OF THE FUND

                                    TRUSTEES --------------------- ADVISER
                                       |
        |------------------------ SHAREHOLDERS
        |                              |
        |                 FINANCIAL SERVICES FIRMS AND
        |                THEIR INVESTMENT PROFESSIONALS
        |
        |                Advise current and prospective
        |           shareholders on their Fund investments.
        |
        |                Transfer Agent/Servicing Agent
        |
        |              State Street Bank and Trust Company
        |                      225 Franklin Street
        |                       Boston, MA 02110
        |
        |                Boston Financial Data Services
        |--------------------  Two Heritage Drive
                                Quincy, MA 02171

                    Handles services such as record-keeping,
                     statements, processing of buy and sell
                      requests, distribution of dividends,
                     and servicing of shareholder accounts.
                                       |
       ADMINISTRATOR, DISTRIBUTOR,     |               CUSTODIAN
         AND FUND ACCOUNTANT           |
                                       |      Key Trust Company of Ohio, N.A.
         BISYS Fund Services           |            127 Public Square
         and its affiliates            |---------- Cleveland, OH 44114
         3435 Stelzer Road             |
        Columbus, OH 43219 ------------|       Provides for safekeeping of the
                                               Fund's investments and cash, and
                                               settles trades made by the Fund.
 Markets the Fund, distributes shares
  through Investment Professionals,
  and calculates the value of shares.
   As Administrator, handles the
 day-to-day activities of the Fund.
               |
        SUB-ADMINISTRATOR

     Key Asset Management Inc.
          127 Public Square
        Cleveland, OH 44114

         Performs certain
  sub-administrative services.

[ICON]

The Fund is supervised by the Board of Trustees which monitors the services provided to investors.

ADDITIONAL INFORMATION

- SHARE CLASSES
The Fund currently offers only the class of shares described in this Prospectus. At some future date, the Fund may offer additional classes of shares.

[ICON] PERFORMANCE

The Victory Funds may advertise the performance of the Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations. Advertising information may include the yield and effective yield of the Fund, and the average annual total return of the Fund calculated on a compounded basis for specified periods of time. Yield and total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations, such as Lipper, Inc., and industry publications such as Morningstar, Inc., Business Week, or Forbes.

-  SHAREHOLDER COMMUNICATIONS


In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Fund will send only one copy of any financial reports, prospectuses and their supplements.

[ICON]

SOME ADDITIONAL INFORMATION YOU SHOULD KNOW ABOUT THE FUND.

If you would like to receive additional copies of any materials, please call the Fund at 800-539-FUND.

[ICON] FINANCIAL HIGHLIGHTS       GRADISON GOVERNMENT RESERVES FUND

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

   These financial highlights reflect historical information about Class G shares of the Fund. The financial highlights for the period from October 1, 1999 to October 31, 1999 and the fiscal year ended September 30, 1999 were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, is included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND. The financial highlights for the four fiscal years ended September 30, 1998 were audited by Arthur Andersen LLP.

                                                                              CLASS G SHARES

                                            ONE MONTH        YEAR            YEAR           YEAR            YEAR          YEAR
                                              ENDED          ENDED           ENDED          ENDED           ENDED         ENDED
                                             OCT. 31,       SEPT. 30,       SEPT. 30,      SEPT. 30,       SEPT. 30,     SEPT. 30,
                                               1999          1999(a)          1998           1997            1996          1995

NET ASSET VALUE,
   BEGINNING OF PERIOD                    $     1.000     $     1.000    $     1.000     $     1.000    $     1.000    $     1.000
------------------------------------------------------------------------------------------------------------------------------------
Investment Activities
   Net investment income                        0.004           0.044          0.049           0.047          0.047          0.050
------------------------------------------------------------------------------------------------------------------------------------
     Total from Investment Activities           0.004           0.044          0.049           0.047          0.047          0.050
------------------------------------------------------------------------------------------------------------------------------------
Distributions
   Net investment income                       (0.004)         (0.044)        (0.049)         (0.047)        (0.047)        (0.050)
------------------------------------------------------------------------------------------------------------------------------------
     Total Distributions                       (0.004)         (0.044)        (0.049)         (0.047)        (0.047)        (0.050)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD            $     1.000     $     1.000    $     1.000     $     1.000    $     1.000    $     1.000
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                    0.39%(b)        4.46%          4.98%           4.85%          4.86%          5.10%

RATIOS/SUPPLEMENTAL DATA:
Net Assets,
   End of Period (000)                    $2,028,020      $2,018,755     $1,933,824      $1,610,058     $1,333,063     $1,224,129
Ratio of expenses to
   average net assets(d)                        0.72%(c)        0.71%          0.72%           0.72%          0.75%          0.78%
Ratio of net investment income
   to average net assets(d)                     4.61%(c)        4.34%          4.86%           4.75%          4.72%          5.00%
Ratio of expenses to
   average net assets*                          0.84%(c)        0.77%          0.73%           0.73%          0.76%          0.80%
Ratio of net investment income
   to average net assets*                       4.49%(c)        4.28%          4.85%           4.74%          4.71%          4.98%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Effective April 1, 1999, Gradison U.S. Government Reserves became the Victory Gradison Government Reserves Fund. Financial highlights prior to April 1, 1999 represent Gradison U.S. Government Reserves.

(b) Not annualized.

(c) Annualized.

(d) Effective April 1, 1999, the Adviser agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of the Class G shares of the Fund at a maximum of 0.72% until at least April 1, 2001.

The Victory Funds                                               Bulk Rate
127 Public Square                                              U.S. Postage
OH-01-27-1612                                                      PAID
Cleveland, Ohio 44114                                         Cleveland, OH
                                                              Permit No. 469

If you would like a FREE copy of any of the following documents or would like to request other information regarding the Fund, you can call or write the Fund or your Investment Professional.

- STATEMENT OF ADDITIONAL INFORMATION (SAI)


Contains more details describing the Fund and its policies. The SAI has been filed with the Securities and Exchange Commission (SEC), and is incorporated by reference in this Prospectus.

- ANNUAL AND SEMI-ANNUAL REPORTS


Describes the Fund's performance, lists portfolio holdings, and discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

- HOW TO OBTAIN INFORMATION


BY TELEPHONE: Call Victory Funds at 800-539-FUND (800-539-3863). You also may obtain copies of materials from the SEC's Public Reference Room in Washington, D.C. (Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.)

BY MAIL:      The Victory Funds
              P.O. Box 8527
              Boston, MA 02266-8527

Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20459-0102.

ON THE INTERNET: Text only versions of Fund documents can be viewed on-line or downloaded from the SEC at http://www.sec.gov or from the Victory Funds' website at http://www.victoryfunds.com.

The securities described in this Prospectus and the SAI are not offered in any state in which they may not lawfully be sold. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus and the SAI.

                   If you would like to receive copies of the annual and semi-annual reports and/or the SAI at no charge, please call the Fund at

                                  800-539-FUND.
                                 (800-539-3863)

                                     [LOGO]
                                 VICTORY FUNDS

                  Investment Company Act File Number. 811-4852

                             THE VICTORY PORTFOLIOS

                        Gradison Government Reserves Fund

                             Established Value Fund

        Supplement dated January 18, 2000 To the Statement of Additional
                         Information dated April 5, 1999
                            As amended July 28, 1999


1. On page 6, in the section entitled "Instruments in which the Funds can invest," insert the following information before the first full paragraph.

Secondary Investment Strategies - Established Value Fund. In addition to the principal strategies described in the Prospectus, the Established Value Fund may invest up to 20% of its total assets in short-term U.S. government obligations, repurchase agreements, other money market obligations and investment grade debt securities.

2. On page 19, in the section entitled "Additional Purchase, Exchange, and Redemption Information," insert the following information after the heading "Purchasing Shares."

Alternative Sales Arrangements -- Established Value Fund -- Class A and Class G Shares. Each of the two classes of shares represents interests in the same portfolio investments of the Established Value Fund. However, each class has different shareholder privileges and features. The net income attributable to Class A and Class G shares and the dividends payable on these shares will be reduced by incremental expenses borne solely by Class A and Class G shares, respectively, including the asset-based sales charge to which these shares are subject.

The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A and Class G shares recognizes two types of expenses. General expenses that do not pertain specifically to a class are allocated to the shares of each class, based upon the percentage that the net assets of such class bears to a Fund's total net assets, and then pro rata to each outstanding share within a given class. Such general expenses include (1) management fees,
(2) legal, bookkeeping and audit fees, (3) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (4) fees to the Trustees who are not affiliated with the Adviser, (5) custodian expenses, (6) share issuance costs,
(7) organization and start-up costs, (8) interest, taxes and brokerage commissions, and (9) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (1) Rule 12b-1 distribution fees and shareholder servicing fees, (2) incremental transfer and shareholder servicing agent fees and expenses, (3) registration fees, and (4) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to a Fund as a whole.

Dealer Reallowances. The following table shows the amount of the front end sales load that is reallowed to dealers as a percentage of the offering price of Class A Shares of the Established Value Fund.

                           Initial Sales Charge:     Concession to Dealers:
   Amount of Purchase       % of Offering Price        % of Offering Price
   ------------------       -------------------        -------------------
   Up to $49,000                   5.75%                      5.00%
   $50,000 to $99,999              4.50%                      4.00%
   $100,000 to $249,999            3.50%                      3.00%
   $250,000 to $499,999            2.50%                      2.00%
   $500,000 to $999,999            2.00%                      1.75%
   $1,000,000 and above            0.00%                        *

* Except as indicated in the last sentence of this note, there is no initial sales charge on purchases of $1 million or more. However, a CDSC of up to 1.00% will be imposed on any such shares redeemed within the first year after purchase, or a 0.50% CDSC will be charged on any such shares redeemed within two years of purchase. This charge will be based on the lower of the cost of the shares or net asset value at the time of redemption. No CDSC is imposed on reinvested distributions. Investment professionals may be paid at a rate of 1.00% of the purchase price on amounts from $1 million to $2,999,999; 0.75% on amounts from $3 million to $4,999,999; and 0.50% on amounts of $5 million or more. The initial sales charge exemption for investments of $1 million or more does not apply to tax deferred retirement accounts (except IRA accounts); the sales charge on investments by such tax deferred retirement accounts of $1 million or more is the same as for investments between $500,000 and $999,999.

The Trust's distributor reserves the right to pay the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under federal securities laws.

Reduced Sales Charge. Reduced sales charges are available for purchases of $50,000 or more of Class A shares of the Established Value Fund alone or in combination with purchases of other Class A shares of the Trust. To obtain the reduction of the sales charge, you or your Investment Professional must notify the Transfer Agent at the time of purchase whenever a quantity discount is applicable to your purchase.

In addition to investing at one time in any combination of Class A shares of the Trust's in an amount entitling you to a reduced sales charge, you may qualify for a reduction in the sales charge under the following programs:

Combined Purchases. When you invest in Class A shares of the Trust, excluding Money Market Funds, for several accounts at the same time, you may combine these investments into a single transaction if the total is $50,000 or more in order to pay the lower sales loads applicable to these amounts. The following may qualify for this privilege: an individual, or "company" as defined in Section 2(a)(8) of the Investment Company Act of 1940, as amended; an individual, spouse, and their children under age 21 purchasing for his, her, or their own account; a trustee, administrator or other fiduciary purchasing for a single trust estate or single fiduciary account or for a single or a parent-subsidiary group of "employee benefit plans" (as defined in Section 3(3) of ERISA); and tax-exempt organizations under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

Rights of Accumulation. "Rights of Accumulation" permit reduced sales charges on future purchases of Class A shares after you have reached a new breakpoint. You can add the value of existing Trust's Class A shares held by you, your spouse, and your children under age 21, determined at the previous day's net asset value at the close of business, to the amount of your new purchase valued at the current offering price to determine your reduced sales charge.

Letter of Intent. If you anticipate purchasing $50,000 or more of shares of the Established Value Fund alone or in combination with Class A shares of certain other Victory Funds within a 13-month period, you may obtain shares of the portfolios at the same reduced sales charge as though the total quantity were invested in one lump sum, by filing a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. For example, a $2,500 purchase toward a $60,000 Letter would receive the same reduced sales charge as if the $60,000 had been invested at one time. To ensure that the reduced price will be received on future purchases, you or your Investment Professional must inform the Transfer Agent that the Letter is in effect each time shares are purchased. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter.

You are not obligated to complete the additional purchases contemplated by a Letter. If you do not complete your purchase under the Letter within the 13-month period, your sales charge will be adjusted upward, corresponding to the amount actually purchased, and if after written notice, you do not pay the increased sales charge, sufficient escrowed shares will be redeemed to pay such charge.

If you purchase more than the amount specified in the Letter and qualify for a further sales charge reduction, the sales charge will be adjusted to reflect your total purchase at the end of 13 months. Surplus funds will be applied to the purchase of additional shares at the then current offering price applicable to the total purchase.

3. On page 30, in the section entitled "Advisory and Other Contracts," insert the following information before the heading "Portfolio Transactions."

Code of Ethics. The Trust and the Adviser have each adopted a Code of Ethics to which all investment personnel and all other access persons of the Funds must conform. Investment personnel must refrain from certain trading practices and are required to report certain personal investment activities. Violations of the Code of Ethics can result in penalties, suspension, or termination of employment.

4. On page 33, in the section entitled "Advisory and Other Contracts," insert the following information before the heading "Class G Shares Distribution and Service Plan."

Class A Shares Shareholder Servicing Plan - Established Value Fund.

Payments made under the Class A Shareholder Servicing Plan to Shareholder Servicing Agents (which may include affiliates of the Adviser) are for administrative support services to customers who may from time to time beneficially own shares, which services may include: (1) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (2) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions;
(3) processing dividend and distribution payments on behalf of customers; (4) providing information periodically to customers showing their positions in shares; (5) arranging for bank wires; (6) responding to customer inquiries; (7) providing sub-accounting with respect to shares beneficially owned by customers or providing the information to the Established Value Fund as necessary for sub-accounting; (8) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (9) forwarding to customers proxy statements and proxies containing any proposals which require a shareholder vote; and (10) providing such other similar services as we may reasonably request to the extent you are permitted to do so under applicable statutes, rules or regulations.

5. On page 37, in the section entitled "Additional Information," insert the following before the heading "Financial Statements."

As of October 31, 1999, to the best knowledge of the Trust, the following owned of record, and not beneficially, 98.61% of the Class G Shares of the Established Value Fund: McDonald & Co. Securities, for the exclusive benefit of customers, c/o Gradison Division, 580 Walnut Street, Cincinnati, Ohio.

6. On page 37, in the section entitled "Additional Information," replace the information relating to the Established Value Fund under the heading "Financial Statements" with the following:

Financial Statements.

The audited financial statements of the Established Value Fund for the period from April 1, 1999 to October 31, 1999 are incorporated by reference herein. These financial statements been audited by PricewaterhouseCoopers LLP as set forth in their report to be incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's address is 100 East Broad Street, Columbus, Ohio 43215. In addition, the audited financial statements of the Established Value Fund for the fiscal year ended March 31, 1999 are also incorporated by reference herein. These financial statements have been audited by Arthur Andersen LLP as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Arthur Andersen LLP's address is 425 Walnut Street, Cincinnati, Ohio 45202.

7. On page 37, in the section entitled "Additional Information," add the following immediately before the last paragraph:

Year 2000 Issues.

Although The Victory Portfolios (the "Trust") did not experience any disruption in its operations as a result of computer system failures related to the January 1, 2000 date change, the Trust is continuing to monitor developments in this area. There is a continuing possibility that computer systems used by the Trust's service providers may experience adverse effects relating from their inability to recognize dates after December 31, 1999. The risk of such a computer failure may be greater as it relates to investments in foreign countries. The Trust's service providers have been actively updating their systems to be able to process Year 2000 data. There can be no assurance, however, that these steps will be adequate to avoid a temporary service disruption or other adverse impact on the Trust. In addition, an issuer's failure to process accurately Year 2000 data may cause that issuer's securities to decline in value or delay the payment of interest to the Trust.


If you would like more information about the Victory Funds, call 800-539-FUND.



                                   VF_SAI_SUP2

                             THE VICTORY PORTFOLIOS

                        Gradison Government Reserves Fund

                             Established Value Fund


                        Supplement dated January 31, 2000
          To the Statement of AdditionalInformation dated April 5, 1999
                  As amended July 28, 1999 and January 18, 2000


      The following information relates to the Gradison Government Reserves Fund (the "Fund"). Information for periods prior to April 5, 1999 reflects the performance of Gradison U.S. Government Reserves, the Fund's predecessor.

1. Dividend Yield and Distribution Return. The following replaces the second full paragraph on page 15 under the heading "Total Return Calculations:"

      The total return of the Fund for the one year, five year and ten year periods ended October 31, 1999 and the period since inception to October 31, 1999 are 4.44%, 4.85%, 4.71% and 7.13%, respectively.

2. Investment Advisory Fees. The following replaces the portion of the table on page 29 under the caption "Investment Adviser" as it relates to the
      Fund:

--------------------------------------------------------------------------------
                                  One month
                                    ended    Year ended  Year ended  Year ended
                                  10/31/99     9/30/99     9/30/98     9/30/97
-------------------------------------------------------------------------------
Gradison Government Reserves      $629,136   $8,488,318  $7,875,357  $6,956,236
Fund
--------------------------------------------------------------------------------
3. Rule 12b-1 Payments. The following replaces the information after the third full paragraph on page 34 under the caption "Class G Shares Distribution and Service Plan" as it relates to fees paid under the Rule 12b-1 Distribution Plan of the Fund.


      For the fiscal year ended September 30, 1999 and the period from October 1, 1999 to October 31, 1999, the Fund paid $2,109,432 and $172,892, respectively, pursuant to its Rule 12b-1 Distribution Plan for shareholder services.

4. Additional Information (5% Shareholders). As of October 31, 1999, to the best knowledge of the Trust, the following owned of record, and not beneficially, 98.67% of the Class G shares of the Fund: McDonald & Co. Securities for the exclusive benefit of customers, c/o Gradison Division, 580 Walnut Street, Cincinnati, Ohio 45202.

5. Financial Statements. The audited financial statements of the Fund for the fiscal year ended September 30, 1999 and the period from October 1, 1999 to October 31, 1999 are incorporated by reference herein. These financial statements have been audited by PricewaterhouseCoopers LLP as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's address is 100 East Broad Street, Columbus, Ohio 43215. In addition, the audited financial statements of the Fund for the fiscal year ended September 30, 1998 are also incorporated by reference herein. These financial statements have been audited by Arthur Andersen LLP as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Arthur Andersen LLP's address is 425 Walnut Street, Cincinnati, Ohio 45202.


If you would like more information about the Victory Funds call 800-539-FUND.



                                   VF_SAI_SUP3